UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 3, 2020

Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11657	36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14901 South Orange Blossom Trail Orlando FL	32837
(Address of principal executive offices)	(Zip Code)

407 826-5050

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 3, 2020 (the “Closing Date”), Tupperware Brands Corporation (the “Company”) entered into (x) a credit agreement (the “Parent Term Loan Credit Agreement”), by and among the Company, as borrower, the lenders party thereto and Alter Domus (US) LLC, as administrative agent and collateral agent, providing for a secured term loan facility (the “Parent Term Loan Facility”) in an aggregate principal amount of $200 million and (y) a credit agreement (the “Dart Term Loan Credit Agreement” and together with the Parent Term Loan Credit Agreement, the “Credit Agreements”), by and among Dart Industries, Inc. (“Dart”), as borrower, Company, as a guarantor, the lenders party thereto and Alter Domus (US) LLC, as administrative agent and collateral agent, providing for a secured term loan facility (the “Dart Term Loan Facility” and, together with the Parent Term Loan Facility, the “Term Loan Facilities”) in an aggregate principal amount of $75 million. Borrowings under the Term Loan Facilities are available in single drawings, respectively, in U.S. Dollars and, in each case, bear interest, at the Company’s option, at a rate equal to either (a) the ABR, determined by reference to the highest of (1) the “U.S. Prime Lending Rate” published by The Wall Street Journal, (2) the federal funds effective rate from time to time plus 0.50% per annum and (3) the one-month Eurodollar Rate, plus 1.00% per annum, which shall, regardless of rate used, be no less than 2.0% per annum, or (b) a Eurodollar Rate for a specified period appearing on Reuters Screen LIBOR01 Page, which shall be no less than 1.00% per annum, in each case, plus an applicable margin. Under each Credit Agreement, the applicable margin for each Term Loan Facility is initially 7.75% per annum for ABR borrowings and 8.75% per annum for Eurodollar Rate borrowings, and in each case, from and after the delivery of the applicable financial statements for the first full fiscal quarter following the closing date, the applicable margin for each Term Loan Facility shall then be (a) for ABR borrowings, either (1) 7.75% per annum, if the consolidated leverage ratio is greater than 2.75 to 1.00 or (2) 7.25% per annum, if the consolidated leverage ratio is less than or equal to 2.75 to 1.00 and (b) for Eurodollar Rate borrowings, either (1) 8.75% per annum, if the consolidated leverage ratio is greater than 2.75 to 1.00 or (2) 8.25% per annum, if the consolidated leverage ratio is less than or equal to 2.75 to 1.00.

The Parent Term Loan Facility is fully and unconditionally guaranteed on a joint and several basis by all of the Company’s existing and future domestic subsidiaries that provide a guaranty under the Company’s Second Amended and Restated Credit Agreement, dated as of March 29, 2019 (as amended on August 28, 2019 and on February 28, 2020, the “Existing Revolving Credit Agreement”) among, inter alia, the Company, the other borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Dart Term Loan Facility is fully and unconditionally guaranteed on a joint and several basis by the Company and certain of the Company’s existing and future domestic and foreign subsidiaries. Each Term Loan Facility matures on December 3, 2023 and neither Term Loan Facility requires any amortization.

Each Term Loan Facility includes a financial covenant as well as customary affirmative and negative covenants, including, among other things, as to compliance with laws, delivery of quarterly and annual financial statements, restrictions on the incurrence of liens, indebtedness, asset dispositions, fundamental changes, restricted payments and other customary covenants.

Each Term Loan Facility includes events of default relating to customary matters (and customary notice and cure periods), including, among other things, nonpayment of principal, interest or other amounts; violation of covenants; incorrectness of representations and warranties in any material respect; cross-payment default and cross acceleration with respect to material indebtedness; bankruptcy; material judgments; and certain ERISA events.

Copies of the Parent Term Loan Credit Agreement and the Dart Term Loan Credit Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the Credit Agreements are qualified in their entirety by reference to such exhibits.

Item 7.01	Regulation FD Disclosure.

On December 3, 2020, the Company issued a press release announcing the closing of the Refinancing Transactions (as defined herein). The press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On December 3, 2020, the Company announced that it had completed the previously-announced redemption of all of its outstanding 4.750% Senior Notes due 2021 (the “Notes Redemption” and, together with the entry into the Term Loan Facilities, the “Refinancing Transactions”).

Forward-Looking Statements

This report contains certain statements that are, or may be deemed to be, “forward-looking statements.” These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, such forward-looking statements. Words such as “estimates,” “outlook,” “guidance,” “expect,” “believe,” “intend,” “designed,” “target,” “plans,” “may,” “will,” “should,” “would,” “could,” and similar words are forward-looking statements and not historical facts. Such forward-looking statements may include statements relating to the Refinancing, including the expected terms and timing of the Refinancing and whether the Refinancing will be completed. These forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein.

These risks and uncertainties include, but are not limited to, the following: the effects of natural disasters, terrorist activities and epidemic or pandemic disease outbreaks, including the coronavirus (“COVID-19”) outbreak; general economic and political conditions in the United States and in other countries in which the Company currently does business, including those resulting from the COVID-19 outbreak, recessions, political events and acts or threats of terrorism or military conflicts; the success of the Company’s efforts to improve its profitability and liquidity position and any capital structure actions that it may take; the impact of the Company’s substantial indebtedness, including the effect of the Company’s leverage on its liquidity, financial position and earnings, and the Company’s ability and obligation to make payments on its indebtedness, which could reduce its financial flexibility and ability to fund other activities; the Company’s access to, and the costs of, financing and refinancing and the potential that banks with which the Company maintains lines of credit may be unable or unwilling to fulfill their commitments; the costs and covenant restrictions associated with the Company’s credit arrangements and the Notes; the Company’s ability to comply with, or further amend, financial covenants under its credit agreement; potential downgrades to the Company’s credit ratings; successful recruitment, retention and productivity levels of the Company’s independent sales forces; the ability to attract and retain certain executive officers and key management personnel and the success of transitions or changes in leadership or key management personnel; the success of land buyers in attracting tenants for commercial and residential development and obtaining required government approvals and financing; disruptions caused by the introduction of new or revised distributor operating models or sales force compensation systems or allegations by equity analysts, former distributors or sales force members, government agencies or others as to the legality or viability of the Company’s business model, particularly in India; disruptions caused by restructuring activities, including facility reductions or closures, and the combination and exit of business units, including impacts on business models and the supply chain, as well as not fully realizing expected savings or benefits related to increasing sales from actions taken; success of new products and promotional programs; the ability to implement appropriate product mix and pricing strategies; governmental regulation of materials used in products coming into contact with food (e.g., polycarbonate and polyethersulfone), as well as beauty, personal care, essential oils and nutritional products; governmental regulation and consumer tastes related to the use of plastic in products and/or packaging material; the ability to procure and pay for at reasonable economic cost, sufficient raw materials and/or finished goods to meet current and future consumer demands at reasonable suggested retail pricing levels in certain markets, particularly those with stringent government regulations and restrictions; the impact of changes in consumer spending patterns and preferences, particularly given the global nature of the Company’s business; the value of long-term assets, particularly goodwill and indefinite and definite-lived intangibles associated with acquisitions, and the realizability of the value of recognized tax assets; changes in plastic resin prices, other raw materials and packaging components, the cost of converting such items into finished goods and procured finished products and the cost of delivering products to customers; the introduction of Company operations in new markets outside the United States; general social, economic and political conditions in markets, such as in Argentina, Brazil, China, France, India, Mexico, Russia and Turkey and other countries impacted by such events; issues arising out of the sovereign debt in the countries in which the Company operates, such as in Argentina and those in the Euro zone, resulting in potential economic and operational challenges for the Company’s supply chains, heightened counterparty credit risk due to adverse effects on customers and suppliers, exchange controls (such as in Argentina and Egypt) and translation risks due to potential impairments of investments in affected markets; disruptions resulting from either internal or external labor strikes, work stoppages, or similar difficulties, particularly in Brazil, France, India and South Africa; changes in cash flow resulting from changes in operating results, including from changes in foreign exchange rates, restructuring activities, working capital management, debt payments, share repurchases and hedge settlements; the impact of currency fluctuations on the value of the Company’s operating results, assets, liabilities and commitments of foreign operations generally, including their cash balances during and at the end of quarterly reporting periods, the results of those operations, the cost of sourcing products across geographies and the success of foreign hedging and risk management strategies; the ability to repatriate, or otherwise make available, cash in the United States and to do so at a favorable foreign exchange rate and with favorable tax ramifications, particularly from Brazil, China, India, Indonesia, Malaysia, Mexico and South Africa; the ability to obtain all government approvals on, and to control the cost of infrastructure obligations associated with, property, plant and equipment; the ability to timely and effectively implement, transition, maintain and protect necessary information technology systems and infrastructure; cyberattacks and ransomware demands that could cause the Company to not be able to operate its systems and/or access or control its data, including private data; integration of non-traditional product lines into Company operations; the effect of legal, regulatory and tax proceedings, as well as restrictions imposed on the Company’s operations or Company representatives by foreign governments, including changes in interpretation of employment status of the sales force by government authorities, exposure to tax responsibilities imposed on the sales force and their potential impact on the sales force’s value chain and resulting disruption to the business and actions taken by governments to set or restrict the freedom of the Company to set its own prices or its suggested retail prices for product sales by its sales force to end consumers and actions taken by governments to restrict the ability to convert local currency to other currencies in order to satisfy obligations outside the country generally, and in particular in Argentina and Egypt; the effect of competitive forces in the markets in which the Company operates, particularly related to sales of beauty, personal care and nutritional products, where there are a greater number of competitors; the impact of counterfeit and knocked-off products and programs in the markets in which the Company operates and the effect this can have on the confidence of, and competition for, the Company’s sales force members; the impact of changes, changes in interpretation of or challenges to positions taken by the Company with respect to U.S. federal, state and foreign tax or other laws, including with respect to the Tax Act in the United States and non-income taxes issues in Brazil, India, Indonesia and Mexico; and other risks detailed in the Company’s Annual Report on Form 10-K for the year ended December 28, 2019, its Quarterly Report on Form 10-Q for the 13 weeks ended March 28, 2020, Form 10-Q for the 13 weeks ended June 27, 2020 and Form 10-Q for the 13 weeks ended September 26, 2020 and its subsequent periodic reports filed in accordance with the Securities Exchange Act of 1934, as amended. These statements are representative only as of the date they are made, and the Company disclaims and does not undertake any obligation to update or revise any forward-looking statements in this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Parent Term Loan Credit Agreement, dated as of December 3, 2020, by and among the Company, as borrower, the lenders party thereto and Alter Domus (US) LLC, as administrative agent and collateral agent

10.2	Dart Term Loan Credit Agreement, dated as of December 3, 2020, by and among Dart Industries, Inc. (“Dart”), as borrower, the lenders party thereto and Alter Domus (US) LLC, as administrative agent and collateral agent

99.1	Press Release of Tupperware Brands Corporation dated December 3, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:December 3, 2020	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary